SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2011

Cagle’s, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-07138	58-0625713
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1385 Collier Road NW, Atlanta, GA	30318
(Address of principal executive offices)	(Zip Code)

(404) 355-2820

(Registrants telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

On October 19, 2011, Cagle’s, Inc. and its wholly-owned subsidiary Cagle’s Farms, Inc. (collectively, “Cagle’s”) filed voluntary petitions for relief under Chapter 11 of the U.S. Bankruptcy Code.  Cagle’s filed the petitions in the United States Bankruptcy Court for the Northern District of Georgia in Atlanta, Georgia.  The existing directors and officers remain in possession of the business subject to the supervision and orders of the court.

Normal operations and customer service will continue, including sales, order processing, and delivery.  In connection with its Chapter 11 filing, Cagle’s anticipates receiving court approval for a debtor-in-possession (DIP) financing facility from AgSouth Farm Credit, ACA.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibits are filed with this Current Report:

Exhibit No.	Description
99.1	Press release of Cagle’s, Inc. dated October 19, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cagle’s, Inc.
(Registrant)

Date: October 20, 2011

By:	/s/ Mark M. Ham IV
Mark M. Ham IV
Executive Vice President and
Chief Financial Officer